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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 9, 1998





                            THE TIMES MIRROR COMPANY
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       1-13492                  95-4481525
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

               Times Mirror Square, Los Angeles, California 90053
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (213) 237-3700


                                      None
          (Former Name or Former Address, if Changes Since Last Report)



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ITEM 5.  OTHER EVENTS.

         In a press release dated October 9, 1998, The Times Mirror Company ("Times Mirror") and Harcourt General, Inc. ("Harcourt General") jointly announced the completion of the acquisition by Harcourt General of Times Mirror's health sciences publisher Mosby, Inc.

         Attached as Exhibit 99 and incorporated herein by reference to this Form 8-K is a copy of the press release dated October 9, 1998 of Times Mirror and Harcourt General.


ITEM 7.  EXHIBITS.

         (c)      Exhibits

                  99 Press Release issued by The Times Mirror Company and Harcourt General, Inc. on October 9, 1998


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 1998

                                            THE TIMES MIRROR COMPANY



                                           By:   /s/ WILLIAM A. NIESE
                                              __________________________________
                                              Name:  William A. Niese
                                              Title: Vice President
                                                     and General Counsel



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